UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2024 (April 7, 2024)

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area
Code: (303) 757-8101
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On April 7, 2024, Apartment Income REIT Corp., a Maryland corporation (the “
Company
”), Apex Purchaser LLC, a Delaware limited liability company (“
Buyer 1
”), Aries Purchaser LLC, a Delaware limited liability company (“
Buyer 2
”), Astro Purchaser LLC, a Delaware limited liability company (“
Buyer 3
” and, together with Buyer 1 and Buyer 2, collectively, “
Parent
”), and Astro Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Parent (“
Merger Sub
” and, together with Parent, the “
Parent Parties
”) entered into an Agreement and Plan of Merger (the “
Merger Agreement
”). Upon the terms and subject to the conditions of the Merger Agreement, at the closing of the Merger (the “
Closing
”), Merger Sub will merge with and into the Company (the “
Merger
”). Upon completion of the Merger, the Company will survive and the separate existence of Merger Sub will cease. The board of directors of the Company (the “
Company Board
”) unanimously approved the Merger Agreement, the Merger and the other transactions contemplated thereby. Parent and Merger Sub are affiliates of Blackstone Real Estate Partners X L.P. (the “
Guarantor
”), which is an affiliate of Blackstone Inc. (“
Blackstone
”).
Merger Consideration
Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Merger (the “
Effective Time
”), each share of Class A common stock, $0.01 par value per share, of the Company (“
Company Common Stock
”) that is issued and outstanding immediately prior to the Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to $39.12 (the “
Common Stock Merger Consideration
”), without interest.
Notwithstanding the foregoing, each share of Company Common Stock held immediately prior to the Effective Time by the Company or any subsidiary of the Company or held by Parent or Merger Sub, if any, will no longer be outstanding and will automatically be cancelled and retired without any conversion thereof and will cease to exist, and no payment will be made in respect thereof nor will any right inure or be made with respect thereto in connection with or as a consequence of the Merger.
Preferred Stock
Substantially concurrently with the Effective Time, the Company shall effect the redemption of, or make an irrevocable deposit pursuant to the terms of the Class A preferred stock, $0.01 par value per share, of the Company (“
Company Preferred Stock
”) in respect to the amount required to redeem, all outstanding shares of the Company Preferred Stock at a redemption price payable in cash, by or on behalf of the Company, in an amount equal to $100,000 per share of Company Preferred Stock plus accumulated, accrued and unpaid dividends thereon (“
Preferred Stock Redemption Payment
”) and from and after the Effective Time, the Company Preferred Stock shall no longer be outstanding and all rights of the holders thereof will terminate, except for the right to receive the Preferred Stock Redemption Payment.
Company Stock Awards
At the Effective Time, each award of options to purchase Company Common Stock that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall be cancelled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) determined pursuant to the applicable Company Stock Plan (as defined in the Merger Agreement) and Award Agreement and in accordance with the terms and conditions of the Merger Agreement.
Pursuant to the terms and conditions of the Merger Agreement, immediately prior to the Effective Time, each award of restricted Company Common Stock (each, a “
Company Restricted Stock Award
”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, will automatically be cancelled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to the Company Restricted Stock Award immediately prior to the Effective Time and (ii) the Common Stock Merger Consideration (with any performance goals applicable to such Company Restricted Stock Award measured at the greater of target level performance and actual performance through the date of the Closing (the “
Closing Date
”)), and in the event that any portion of a Company Restricted Stock Award does not vest based on performance, the shares of Company Common Stock underlying such portion of the Company Restricted Stock Award shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect.
Operating Partnership
The issued and outstanding equity interests of the Company’s operating partnership, Apartment Income REIT, L.P. (the “
Operating Partnership
”), including the Partnership Common Units, each class of Partnership Preferred Units, Partnership LTIP Units and Class I High Performance Partnership Units (each as defined in the Merger Agreement), will be unaffected by the Merger and will remain issued and outstanding and will continue to have the rights and privileges set forth in the Partnership LPA (as defined in the Merger Agreement). At or prior to the consummation of the Merger, the Partnership LPA will be amended by
AIR-GP,
Inc. (the “
General Partner
”) in substantially the form attached to the Merger Agreement (the “
LPA Amendment
”) to provide that, following the Closing, (i) the Operating Partnership will pay cash to those of holders of Partnership Units (as defined in the Merger Agreement) who elect to redeem their Partnership Units in accordance with the terms of the Partnership LPA (and will not exercise its right to pay for such redeemed Partnership Units in shares of Company Common Stock), (ii) any Partnership Units redeemed on the Closing Date (as defined in the Merger Agreement) or within ten (10) days thereafter will be valued at an amount equal to the Common Stock Merger Consideration (as defined below) minus the aggregate amount of all distributions per Partnership Common Unit declared or paid to the holders of Partnership Common Units during the period commencing on the Closing Date and ending on the date a notice of redemption is received and (iii) any Partnership Units redeemed after the tenth (10 th
) day following the Closing Date will be valued by the General Partner in good faith on the basis of such information as it considers, in its reasonable judgment, as appropriate.
The foregoing description of the expected LPA Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the expected LPA Amendment, which is attached as an exhibit to the Merger Agreement, and is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.
Representations, Warranties and Covenants
The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to conduct its business in all material respects in the ordinary course of business and in a manner consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the Closing. The obligations of the parties to consummate the Merger are not subject to any financing condition or the receipt of any financing by the Parent Parties.
Closing Conditions
The consummation of the Merger is subject to certain customary closing conditions, including, among others, (i) approval of the Merger by the affirmative vote of the holders of at least two-thirds
of the outstanding shares of the Company Common Stock entitled to cast a vote on the Merger (the “
Required Company Stockholder Approval
”), (ii) the absence of a law or order restraining, enjoining, rendering illegal or otherwise prohibiting the consummation of the Merger, and (iii) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement). The Merger Agreement requires the Company to convene a stockholders’ meeting for the purpose of obtaining the Required Company Stockholder Approval.
Prohibitions on Solicitations of Transactions
The Company has agreed not to solicit or enter into an agreement regarding an Acquisition Proposal or Inquiry (each as defined in the Merger Agreement), and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public
information to a third party in connection with, any Acquisition Proposal or Inquiry. However, the Company may, prior to obtaining the Required Company Stockholder Approval, engage in discussions or negotiations and provide non-public
information to a third party that has made an unsolicited bona fide written Acquisition Proposal that did not result from a breach of the non-solicit
provisions of the Merger Agreement if the Board determines in good faith, after consultation with the Company’s financial and outside legal advisors, that such Acquisition Proposal constitutes a Superior Proposal (as defined in the Merger Agreement) or could reasonably be expected to lead to a Superior Proposal.

Prior to obtaining the Required Company Stockholder Approval, the Board may, in certain circumstances, effect an Adverse Recommendation Change (as defined in the Merger Agreement), subject to complying with specified notice and other conditions set forth in the
Merger
Agreement.
Termination of the Merger Agreement;
Two-Tier
Termination Fee
The Merger Agreement may be terminated under certain circumstances by the Company, including prior to obtaining the Required Company Stockholder Approval, if, after following certain procedures and adhering to certain restrictions, the Board effects an Adverse Recommendation Change in connection with a Superior Proposal and the Company enters into a definitive agreement providing for the implementation of a Superior Proposal. In addition, Parent may terminate the Merger Agreement under certain circumstances and subject to certain restrictions
, including if the Board effects an Adverse Recommendation Change.
Upon a termination of the Merger Agreement, under certain circumstances, the Company will be required to pay a termination fee to Parent of $183 million, except that the termination fee will be $92 million if (1) a third party submits a Qualified Proposal (as defined in the Merger Agreement) no later than 11:59 p.m. (New York City time) on May 12, 2024 and which the Board determines, no later than May 12, 2024, after consultation with the Company’s outside legal counsel and financial advisor, constitutes or could reasonably be expected to lead to a Superior Proposal and (2) the Company terminates the Merger Agreement in order to enter into a definitive agreement with such third party providing for the implementation of a Superior Proposal on or prior to May 27, 2024. In certain other circumstances, Parent will be required to pay the Company a reverse termination fee of $550 million upon termination of the Merger Agreement.
Limited Guarantee
Also on April 7, 2024, in connection with the execution of the Merger Agreement, the Guarantor delivered to Parent a Guarantee (as defined in the Merger Agreement) in favor of the Company to guarantee, subject to the terms and limitations contained therein, Parent’s payment obligations with respect to the reverse termination fee and certain expenses under the Merger Agreement. The maximum aggregate liability of the Guarantor under the Guarantee will not exceed $550 million (plus interest for any late payment), plus the reasonable, documented out-of-pocket costs and expenses (including fees and disbursements of counsel) incurred by the Company in connection with any litigation or other proceeding brought by the Company to enforce its rights under the Guarantee if it prevail in such litigation or proceeding.
Dividends
During the term of the Merger Agreement, the Company may not pay dividends, except as necessary to preserve its tax status as a real estate investment trust, and any such dividends would result in an offsetting decrease to the Common Stock Merger Consideration.
The
foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide stockholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Parent or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Stockholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent and Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the Securities and Exchange Commission.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 7, 2024, the Company Board approved and adopted the first amendment (the “
Bylaws Amendment
”) to the Company’s Amended and Restated Bylaws (the “
Bylaws
”), to add a new Article X that provides that, unless the Company consents in writing to the selection of an alternative forum, (i) the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim as defined in the Maryland General Corporation Law or any successor provision thereof (the “
MGCL
”), (b) any derivative action or proceeding brought on behalf of the Company, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or its stockholders, (d) any action asserting a claim against the Company or any director, officer or other employee of the Company arising pursuant to any provision of the MGCL, the Company’s charter or Bylaws or (e) any other action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine, and (ii) the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. The Bylaws Amendment became effective on April 7, 2024.
The foregoing description of the Bylaws Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On April 8, 2024, the Company provided supplemental information regarding the proposed Merger in a communication to its employees. A copy of the employee communication is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in Item 7.01 of this report, including the information in the communication attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of
Form 8-K and
shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the communication attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.
Cautionary Statement Regarding Forward-Looking Statements
This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.
Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) our ability to complete the Merger on the anticipated terms and timing, or at all, including our ability to obtain the required stockholder approval, and our ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the
COVID-19
pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form
10-K,
as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “
SEC
”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.
These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.
Important Additional Information and Where to Find It
This communication is being made in connection with the Merger. In connection with the Merger, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the Merger with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation
The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 7, 2024, by and among Apartment Income REIT Corp., Apex Purchaser LLC, Aries Purchaser LLC, Astro Purchaser LLC and Astro Merger Sub, Inc.*

3.1	First Amendment to the Amended and Restated Bylaws of Apartment Income REIT, Corp., dated April 7, 2024.

99.1	Communication to Employees.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation
S-K.
The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit, or any section thereof, upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date: April 8, 2024	By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
	By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer